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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2001


       HealthTronics Surgical Services, Inc., formerly HealthTronics, Inc.
           (Exact name of the Registrant as specified in its charter)


        Georgia                            001-14921             58-2210668
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation and organization)                              identification No.)

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                         1841 West Oak Parkway, Suite A
                             Marietta, Georgia 30062
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  770-419-0691


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Item 2.  Acquisition or Disposition of Assets.

         On May 17, 2001, HealthTronics Surgical Services, Inc., formerly HealthTronics, Inc., (the "Company") purchased all of the issued and outstanding capital stock of Heritage Medical Services of Texas, Inc. ("Heritage") and HSC of Gulf Coast, Inc. ("HSC") for $565,000 in cash, pursuant to a Stock Purchase Agreement by and among the Company and HEALTHSOUTH Corporation and Surgical Health Corporation. The acquisitions are given financial effect as of May 1, 2001. Heritage and HSC collectively own a 52.07% interest in and Heritage is general partner of Gulf Coast Lithotripsy Associates, L.P. ("GCLA"). GCLA owns a 70% interest in and is general partner of Lithotripsy Associates of Texas, Limited Partnership.

         The purchase price was determined and negotiated by the parties based on the expected annual cash flow to be generated by the companies purchased. The Company financed the acquisitions with working capital generated by its business.

         The Company intends to cause 60% of its interest in GCLA (or 31% of GCLA) to be sold.

         Earlier this year, the Company announced that it had agreed with HEALTHSOUTH Corporation that the Company would be able to use HEALTHSOUTH'S surgery centers to provide OssaTron(R) orthopaedic shock wave treatment for chronic plantar fasciitis. Two directors of the Company, Russell Maddox and Michael D. Martin, are former executive officers of HEALTHSOUTH Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a.       Financial Statements

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). Such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this report was due.

b.       Pro Forma Financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this report was due.

c.       Exhibits

         2.1 Stock Purchase Agreement by and among the Company and HEALTHSOUTH Corporation and Surgical Health Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        HealthTronics, Inc.

Dated:

May 24, 2001                        By: /s/ Victoria W. Beck
                                        ----------------------------------------
                                        Victoria W. Beck
                                        Chief Financial Officer


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                                  Exhibit Index

         The following is a list of the Exhibits filed herewith.

Exhibit
Number   Description of Exhibit

2.1      Stock Purchase Agreement by and among the Company, and HEALTHSOUTH
         Corporation and Surgical Health Corporation